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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 24, 2001



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                                0-19793                    84-11698358
------------------            ---------------------------    ----------------------
(State or other jurisdiction   (Commission File Number)       (I.R.S Employer
of incorporation)                                             Identification No.)
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            600 17TH STREET, SUITE 800 NORTH, DENVER, COLORADO  80202
            -----------------------------------------------------------
            (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (303) 416-9200
                                                            --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS.

         On September 24, 2001, Southern Flow Companies, Inc., a Delaware corporation ("Southern Flow"), which is a wholly-owned subsidiary of Metretek
Technologies, Inc., a Delaware corporation (the "Company"), entered into a Credit and Security Agreement (the "Credit Agreement") with Wells Fargo Business
Credit, Inc., a Minnesota corporation (the "Lender"), providing for a $2,000,000 credit facility (the "Credit Facility"). Amounts borrowed under the Credit
Facility bear interest at prime plus one percent. The Credit Facility contains minimum interest charges and unused credit line and termination fees, and matures on September 30, 2004. The Credit Facility refinances the Company's prior credit facility with National Bank of Canada, a Canadian chartered bank.

         The obligations of Southern Flow under the Credit Agreement have been guaranteed by the Company along with two other wholly-owned subsidiaries of the
Company: PowerSecure, Inc., a Delaware corporation ("PowerSecure"), and
Metretek, Incorporated, a Florida corporation ("Metretek Florida")
(collectively, the "Guarantors"). These guarantees have been secured by a guaranty agreement ("Guaranty") and a security agreement ("Security Agreement") entered into by each of the Guarantors. The Security Agreements grant to the Lender a first priority security interest in virtually all of the assets of each of the Guarantors. The Credit Facility is further secured by a first priority security interest in virtually all of the assets of Southern Flow.

         The Credit Agreement contains financial covenants by Southern Flow to maintain a minimum tangible net book value, minimum quarterly and annual net income levels and maximum capital expenditures through 2002. Thereafter, the Lender and Southern Flow must renegotiate the terms of those financial covenants. The Credit Agreement contains other standard covenants related to Southern Flow's operations, including prohibitions on the payment of dividends, the sale of assets and other corporate transactions by Southern Flow, without the Lender's consent.

         Borrowings under the Credit Facility are limited to a borrowing base consisting of the sum of 85% of Southern Flow's eligible accounts receivable plus the lesser of 20% of Southern Flow's eligible inventory (consisting primarily of raw materials and finished goods inventory) or $200,000. As of September 30, 2001, Southern Flow had a borrowing base of $1,802,038 under the Credit Facility, of which $1,186,532 had been borrowed, leaving $615,506 in unused Credit Facility availability.

         Southern Flow is permitted to advance funds under the Credit Facility to the Company, PowerSecure and Metretek Florida, provided that total inter-company indebtedness owing from all Guarantors to Southern Flow may not exceed the greater of the amount of the borrowing base less $150,000 or the cumulative net income of Southern Flow from January 1, 2001. The Credit
Facility, which constitutes the Company's primary credit agreement, is expected to be used primarily to fund the operations and growth of PowerSecure, as well as the operations of Southern Flow and Metretek Florida.

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         Based on the current plans and assumption, management believes that the
Company's capital resources, including cash and cash equivalents, amounts available under the Credit Facility and funds generated from continuing operations will be sufficient to meet its anticipated cash needs over the next twelve months. However, unanticipated events, over which the Company would have no control, could increase its operating costs or decrease its ability to generate revenues. In addition, the Company will require additional capital in the future in order to make any significant acquisition of business or technologies or significant expansion of its business.

         While the Credit Facility will restrict the ability of the Company to sell or finance its subsidiaries without the consent of the Lender, in the event that the Company is able to secure debt or equity financing for a subsidiary that is a Guarantor or the sale or merger of such subsidiary and such subsidiary repays all advances made to it by Southern Flow, then the Lender has agreed to terminate the applicable restrictions in the Credit Facility relating to such subsidiary as a Guarantor.

         The foregoing description of the Credit Facility, including the Credit
Agreement, the Guaranties and the Security Agreements, is qualified in its entirety by reference to the text of such agreements, which are attached as exhibits hereto and incorporated herein by this reference.

         This Form 8-K contains forward-looking statements within the meaning of and made under the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning management's plans, objectives, goals, strategies, hopes and beliefs about the Company's ability to refinance or otherwise pay off the credit facility and to raise additional capital. These forward-looking statements are based on the current plans, intentions, goals, strategies, type, beliefs and expectations of management as well as assumptions made by and information currently available to management. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance or events, but are subject to and qualified by a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those express or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the risks and uncertainties that are discussed in this report or that are discussed from time to time in the Company's other reports and filings with the Securities Exchange Commission, including but not limited to the Company's Annual Report on Form 10-KSB for the fiscal year ended
December 31, 2000 and the Company's Form 10-QSB for the quarter ended June 30,
2001. The Company does not intend, and it undertakes no duty or obligation, to update or revise any forward-looking statements for any reason, whether as the result of new information, future events or otherwise.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  10.1     Credit and Security Agreement, dated as of September
                           24, 2001, by and between Wells Fargo Business Credit,
                           Inc. and Southern Flow Companies, Inc.

                  10.2 Form of Guaranty, dated as of September 24, 2001, by each of Metretek Technologies, Inc., PowerSecure,
                           Inc. and Metretek, Incorporated for the benefit of Wells Fargo Business Credit, Inc.

                  10.3     Form of Security Agreement, dated as of September 24,
                           2001, between Wells Fargo Business Credit, Inc. and each of Metretek Technologies, Inc., PowerSecure,
                           Inc. and Metretek, Incorporated.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   METRETEK TECHNOLOGIES, INC.



                                   By: /s/ W. PHILLIP MARCUM
                                      -----------------------------------------
                                      W. Phillip Marcum
                                      President and Chief Executive Officer


Dated:   October 2, 2001






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                           METRETEK TECHNOLOGIES, INC.
                                    FORM 8-K

                            DATED SEPTEMBER 24, 2001

                                 EXHIBIT INDEX


             EXHIBIT NO.                DESCRIPTION

                  10.1     Credit and Security Agreement, dated as of September
                           24, 2001, by and between Wells Fargo Business Credit,
                           Inc. and Southern Flow Companies, Inc.

                  10.2 Form of Guaranty, dated as of September 24, 2001, by each of Metretek Technologies, Inc., PowerSecure,
                           Inc. and Metretek, Incorporated for the benefit of Wells Fargo Business Credit, Inc.

                  10.3     Form of Security Agreement, dated as of September 24,
                           2001, between Wells Fargo Business Credit, Inc. and each of Metretek Technologies, Inc., PowerSecure,
                           Inc. and Metretek, Incorporated.


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